SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2004
                                 ______________

                             McLEODUSA INCORPORATED
                                 ______________

               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                       0-20763                42-1407240
--------------------------------   ------------------------  ------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


          McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177,
                          Cedar Rapids, IA  52406-3177
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (319) 364-0000
                                 ______________

ITEM 12.      Results of Operations and Financial Condition.

On February 18, 2004, we announced our financial and operating results for the fiscal quarter and total year ended December 31, 2003, and certain other information, in a press release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into our future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless we expressly set forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2004               McLEODUSA INCORPORATED


                                      By: /s/ G. Kenneth Burckhardt
                                      --------------------------------------
                                      G. Kenneth Burckhardt
                                      Chief Financial Officer

                                  Exhibit Index
                                  -------------


Exhibit No.                  Exhibits
-----------                  --------

99.1                         Press Release, dated February 18, 2004